First Quarter Investor Presentation May 7, 2019

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Furthermore, forward-looking statements are subject to risks and uncertainties, including, among other things, those described under Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2018, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.great-ajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from time to time in reports we file with the SEC, including reports on Forms 10-Q and 8-K. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of March 31, 2019. 2

Business Overview  Leverage long-standing relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers – Over 90% of our acquisitions since inception have been privately negotiated – Acquisitions made in 273 transactions since inception. Twelve transactions closed in Q1 20191  Use our manager’s proprietary analytics to price each pool on an asset-by-asset basis – We own 19.8% of our manager  Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisition contains 25 – 100 loans with a total market value between $5 – $20 million  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 8% and have warrants to purchase up to an additional 12% of the servicer  Our objective is to maximize returns for each asset by utilizing a full menu of loss mitigation and asset optimization techniques  Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with institutional accredited investors  Use moderate non-mark-to-market leverage 1 Includes transactions Great Ajax Operating Partnership L.P. made through joint venture arrangements with third-party institutional accredited investors 3

Highlights – Quarter Ended March 31, 2019  Purchased $7.2 million of re-performing mortgage loans ("RPLs") with an unpaid principal balance (“UPB”) of $8.5 million and underlying collateral values of $12.2 million; and acquired $17.8 million of small-balance commercial mortgage loans ("SBCs") with collateral values of $28.7 million  Formed joint ventures that acquired $388.2 million in UPB of mortgage loans with collateral values of $671.7 million and retained $64.0 million of varying classes of related securities issued by the joint ventures to end the quarter with $182.9 million of investments in debt securities and beneficial interests  Acquired one multi-family property for $2.3 million  Interest income of $29.5 million net of $0.3 million in servicing fee expense on loans held in certain of our joint ventures; Net interest income after provision for loan losses is $13.6 million  Net income attributable to common stockholders of $7.3 million  Basic earnings per share (“EPS”) of $0.39  Taxable income of $0.11 per share  Book value per share of $15.59 at March 31, 2019  Collected total cash of $63.2 million; including $49.8 million from our mortgage loan and REO portfolio and $13.4 million from our investments in debt securities and beneficial interests  Sold $39.6 million of joint venture senior debt securities, and held $41.5 million of cash and cash equivalents at March 31, 2019 4

Portfolio Overview – as of March 31, 2019 Unpaid Principal Balance1 Property Value2 2% 3% 3% RPL RPL NPL NPL REO 95% 97% $1,470.4 MM $2,066.8 MM RPL: $1,426.7 MM RPL: $1,969.5 MM NPL: $ 43.7 MM NPL: $ 57.5 MM REO & Rental: $ 39.9 MM 1 Includes $391.1 million UPB in RPLs included in joint ventures with third-party institutional accredited investors that are required to be consolidated for GAAP purposes 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth Re-performing Loans  RPL UPB as of 03/31/2019 includes $50.1 million of small-balance commercial loans which are performing loans. Includes $391.1 million UPB in RPLs included in joint ventures with third-party institutional accredited investors that are required to be consolidated for GAAP purposes  RPL status stays constant based on initial purchase status 6

Portfolio Growth $51 $44 $46 $46  NPL status stays constant based on initial purchase status 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / New Jersey Metro Area Las Vegas Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Orlando Target States Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 1Q2019 Acquisitions ($$ in thousands)2 Acquisition Current Based on Count UPB Count UPB Liquidated- Loans - - 1802 377,955 Liquidated- Purch REO 31 6,114 24for24 806 143,917 4279 926,603 12for12 399 86,996 1416 298,707 7for7 3159 709,400 141 38,390 4f4-6f6 1663 366,984 134 28,763 Less than 4f4 2261 479,983 446 92,777 REO - - 111 29,690 NPL 561 133,221 520 127,618 Purchased REO 34 8,074 3 1,958 8,883 1,928,575 8,883 1,928,575  24 for 24: Loan that has made 24 full payments in the last 24 months  12 for 12: Loan that has made 12 full payments in the last 12 months  7 for 7: Loan that has made 7 full payments in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Closed since 03/31/2019  Acquisitions Under Contract1  RPL  RPL  UPB: $13.9MM  UPB: $21.3MM  Collateral Value: $21.1MM  Collateral Value: $32.2MM  Price/UPB: 87.9%  Price/UPB: 84.2%  Price/Collateral Value: 57.8%  Price/Collateral Value: 55.9%  66 loans in 2 transactions  106 loans in 4 transactions  SBC Origination  UPB: $0.7MM  Price/UPB: 99.0%  2 loans in 2 transactions  SBC Properties  Price: $7.1MM  3 properties in 3 transactions A dividend of $0.32 per share, to be paid on May 31, 2019 to common stockholders of record as of May 17, 2019 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change. 10

Financial Metrics – Excluding consolidation of the portion of securitizations owned by third-party institutional accredited investors

($ in thousands)	Excluding the consolidation of 2017 D and 2018 C			
	Q1-19	Q4-18	Q3-18	Q2-18
Interest Income on Loans [1]	24,112	23,681	24,626	24,757
Interest Income on Debt Securities and Beneficial Interests [2]	2,416	1,155	444	238
Average Loans	1,147,220	1,145,739	1,138,599	1,149,225
Average Loan Yield (net of impairments)	8.7%	8.5%	8.9%	8.9%
Average Debt Securities and Beneficial Interests	135,449	72,535	32,693	16,262
Average Debt Securities and Beneficial Interests Yield	7.3%	6.5%	5.5%	6.0%
Average Total Asset Yield	8.5%	8.4%	8.8%	8.9%
Total Interest Expense	14,166	13,472	12,196	12,031
Asset Level Interest Expense	11,608	11,116	10,037	9,877
Average Asset Level Debt	1,000,461	958,606	871,443	865,787
Average Asset Level Debt Cost	4.7%	4.7%	4.7%	4.6%
Asset Level Net Interest Margin	3.8%	3.7%	4.2%	4.2%
Total Average Debt	1,118,095	1,068,658	974,472	968,618
Total Average Debt Cost	5.2%	5.1%	5.1%	5.1%
Total Net Interest Margin	3.4%	3.3%	3.7%	3.8%
Non-Interest Operating Expenses/Avg Assets	1.7%	1.6%	1.7%	1.7%
ROAA - ex net REO and loan impairments and losses	2.5%	2.6%	3.3%	2.7%
ROAA - Net REO and loan impairments, gains and losses	-0.2%	-0.5%	-0.7%	-0.3%
ROAA - Total	2.3%	2.2%	2.5%	2.4%
ROAE - ex net REO and loan impairments and losses	11.1%	11.1%	12.6%	11.5%
ROAE - Net REO and loan impairments, gains and losses	-1.0%	-1.8%	-2.8%	-1.2%
ROAE - Total	10.1%	9.3%	9.8%	10.3%
Average Leverage Ratio - Asset Backed	3.0	2.9	2.7	2.8
Average Leverage Ratio - Convertible Debt	0.4	0.3	0.3	0.3
Average Leverage Ratio - Total	3.3	3.2	3.0	3.2
Ending Leverage Ratio - Asset Backed [3]	3.3	3.2	3.0	2.8
Ending Leverage Ratio - Convertible Debt	0.4	0.4	0.3	0.3
Ending Leverage Ratio - Total [4]	3.6	3.6	3.3	3.1

[1] Interest income on loans is net of impairments
[2] Interest income on debt securities is net of servicing fee
[3] Excludes the impact of consolidating trusts and convertible debt
[4] Excludes the impact of consolidating trusts

The Company believes these financial metrics provide investors with useful supplemental information relating to the Company's results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure.

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Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of securitizations owned by third-party institutional accredited investors

GREAT AJAX

Reconciliation of GAAP Consolidated to GAAP Consolidated Excluding the Consolidation of 2017 D and 2018 C

($ in thousands)	Q1-19 GAAP Consolidated	Consolidation Impact of 2017 D	Consolidation Impact of 2018 C	Q1-19 Excluding the Consolidation of 2017 D and 2018 C	Q4-18 Excluding the Consolidation of 2017 D and 2018 C	Q3-18 Excluding the Consolidation of 2017 D and 2018 C	Q2-18 Excluding the Consolidation of 2017 D
Interest Income on Loans [1]	26,557	1,340	1,105	24,112	23,681	24,626	24,757
Interest Income on Debt Securities and Beneficial Interests	2,416	-	-	2,416	1,155	444	238
Average Loans	1,306,500	81,217	78,063	1,147,220	1,145,739	1,138,599	1,149,225
Average Loan Yield (net of impairments)	8.4%	0.1%	0.2%	8.7%	8.5%	8.9%	8.9%
Average Debt Securities and Beneficial Interests	135,449	-	-	135,449	72,535	32,693	16,262
Average Debt Securities and Beneficial Interests Yield	7.3%	0.0%	0.0%	7.3%	6.5%	5.5%	6.0%
Average Total Asset Yield	8.3%	0.1%	0.1%	8.5%	8.4%	8.8%	8.9%
Total Interest Expense	15,685	687	832	14,166	13,472	12,196	12,031
Asset Level Interest Expense	13,127	687	832	11,608	11,116	10,037	9,877
Average Asset Level Debt	1,127,673	68,828	58,384	1,000,461	958,606	871,443	865,787
Average Asset Level Debt Cost	4.7%	0.0%	-0.1%	4.7%	4.7%	4.7%	4.6%
Asset Level Net Interest Margin	3.5%	0.0%	0.2%	3.8%	3.7%	4.2%	4.2%
Total Average Debt	1,245,307	68,828	58,384	1,118,095	1,068,658	974,472	968,618
Total Average Debt Cost	5.1%	0.1%	0.0%	5.2%	5.1%	5.1%	5.1%
Total Net Interest Margin	3.1%	0.0%	0.2%	3.4%	3.3%	3.7%	3.8%
Non-Interest Operating Expenses/Avg Assets	1.6%	0.1%	0.0%	1.7%	1.6%	1.7%	1.7%
ROAA - ex net REO and loan impairments and losses	2.3%	0.1%	0.1%	2.5%	2.6%	3.3%	2.7%
ROAA - Net REO and loan impairments, gains and losses	-0.2%	0.0%	0.0%	-0.2%	-0.5%	-0.7%	-0.3%
ROAA - Total	2.1%	0.1%	0.1%	2.3%	2.2%	2.5%	2.4%
ROAE - ex net REO and loan impairments and losses	11.1%	0.0%	0.0%	11.1%	11.1%	12.6%	11.5%
ROAE - Net REO and loan impairments, gains and losses	-1.0%	0.0%	0.0%	-1.0%	-1.8%	-2.8%	-1.2%
ROAE - Total	10.1%	0.0%	0.0%	10.1%	9.3%	9.8%	10.3%
Average Leverage Ratio - Asset Backed	3.4	(0.2)	(0.2)	3.0	2.9	2.7	2.8
Average Leverage Ratio - Convertbile Debt	0.4	-	-	0.4	0.3	0.3	0.3
Average Leverage Ratio - Total	3.7	(0.2)	(0.2)	3.3	3.2	3.0	3.2
Ending Leverage Ratio - Asset Backed[3]	3.4	(0.1)	(0.1)	3.3	3.2	3.0	2.8
Ending Leverage Ratio - Convertible Debt	0.4	0.0	0.0	0.4	0.4	0.3	0.3
Ending Leverage Ratio - Total[4]	3.8	(0.0)	(0.1)	3.6	3.6	3.3	3.1

[1]Interest income on loans is net of impairments

[2]Interest income on debt securities is net of servicing fee

[3]Excludes the impact of consolidating trusts and convertible debt

[4]Excludes the impact of consolidating trusts

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Consolidated Statements of Income (Dollars in thousands except per share amounts) (Unaudited) Three months ended March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 (unaudited) (unaudited) (unaudited) (unaudited) INCOME: Interest income $ 29,452 $ 28,484 $ 27,416 $ 26,690 Interest expense (15,685) (15,045) (12,997) (12,799) Net interest income 13,767 13,439 14,419 13,891 Provision for loan losses (154) (799) (365) - Net interest income after provision for loan losses 13,613 12,640 14,054 13,891 Income from equity method investments 461 134 239 197 Other income 1,110 1,120 457 689 Total income 15,184 13,894 14,750 14,777 EXPENSE: Related party expense - loan servicing fees 2,506 2,550 2,457 2,672 Related party expense - management fee 1,688 1,597 1,456 1,440 Loan transaction expense 69 24 (25) 35 Professional fees 862 582 482 506 Real estate operating expense 786 858 1,001 944 Other expense 1,081 1,014 964 965 Total expense 6,992 6,625 6,335 6,562 Loss on debt extinguishment - - 836 - Income before provision for income tax 8,192 7,269 7,579 8,215 Provision for income tax 71 (38) 84 2 Consolidated net income 8,121 7,307 7,495 8,213 Less: consolidated net income attributable to non- 791 711 937 692 controlling interests Consolidated net income attributable to common $ 7,330 $ 6,596 $ 6,558 $ 7,521 stockholders Basic earnings per common share $ 0.39 $ 0.35 $ 0.35 $ 0.40 Diluted earnings per common share $ 0.36 $ 0.34 $ 0.34 $ 0.37 Weighted average shares – basic 18,811,713 18,771,423 18,691,393 18,595,769 Weighted average shares – diluted 27,829,448 27,163,859 26,592,806 26,476,817 13

Consolidated Balance Sheets (Dollars in thousands except per share amounts) ASSETS March 31, 2019 December 31, 2018 (Unaudited) (Unaudited) Cash and cash equivalents $ 41,542 $ 55,146 Cash held in trust 23 24 Mortgage loans, net(1,4) 1,313,677 1,310,873 Property held-for-sale, net(2) 18,580 19,402 Rental property, net 19,242 17,635 Investments at fair value 152,083 146,811 Investments in beneficial interests 30,809 22,086 Receivable from servicer 18,746 14,587 Investment in affiliates 8,904 8,653 Prepaid expenses and other assets 12,576 7,654 Total assets $ 1,616,182 $ 1,602,871 LIABILITIES AND EQUITY Liabilities: Secured borrowings, net(1,3,4) $ 593,121 $ 610,199 Borrowings under repurchase transactions 560,404 534,089 Convertible senior notes, net(3) 117,838 117,525 Management fee payable 951 881 Accrued expenses and other liabilities 7,193 5,898 Total liabilities 1,279,507 1,268,592 Equity: Preferred stock $0.01 par value; 25,000,000 shares authorized, — — none issued or outstanding Common stock $0.01 par value; 125,000,000 shares authorized, 18,967,223 shares at March 31, 2019 and 18,909,874 shares at 190 189 December 31, 2018 issued and outstanding Additional paid-in capital 261,527 260,427 Treasury stock (310) (270) Retained earnings 41,372 41,063 Accumulated other comprehensive loss (178) (575) Equity attributable to stockholders 302,601 300,834 Non-controlling interests (5) 34,074 33,445 Total equity 336,675 334,279 Total liabilities and equity $ 1,616,182 $ 1,602,871 (1) Mortgage loans, net include $883.1 million and $897.8 million of loans at March 31, 2019 and December 31, 2018, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans, net include $1.3 million and $1.2 of allowance for loan losses at March 31, 2019 and December 31, 2018, respectively. Property held-for-sale, net, includes valuation allowances of $1.8 million and $1.8 million at December 31, 2018 and December 31, 2017, respectively. (2) Secured borrowings and Convertible senior notes are presented net of deferred issuance costs (3) As of March 31, 2019, balances for Mortgage loans, net includes $370.5 million and Secured borrowings, net of deferred costs includes $227.3 million from the 50.0% and 63.0% owned joint ventures. As of December 31, 2018, balances for Mortgage loans, net includes $377.0 million and Secured 14 borrowings, net of deferred costs includes $231.9 million from the 50.0% and 63.0% owned joint venture, all of which we consolidate under U.S. GAAP. (4) Non-controlling interests includes $20.9 million at March 31, 2019, from the 50.0% and 63.0% owned joint ventures. Non-controlling interests includes $20.4 million at December 31, 2018, from a 50% and 63.0% owned joint venture, all of which we consolidate under U.S. GAAP.